                                                                    EXHIBIT 10.6

                          GIGA INFORMATION GROUP, INC.



                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------



                               NOVEMBER 13, 1995

                               TABLE OF CONTENTS

                                                                        PAGE

Section 1.  Amendment ..............................................     1
      1.1     Amendment and Waiver..................................     1

Section 2.  Registration Rights ....................................     2
      2.1     Definitions...........................................     2
      2.2     Requested Registration................................     3
      2.3     Company Registration..................................     5
      2.4     Obligations of the Company............................     5
      2.5     Furnish Information...................................     6
      2.6     Expenses of Demand Registration.......................     6
      2.7     Expenses of Company Registration......................     7
      2.8     Underwriting Requirements.............................     7
      2.9     Delay of Registration.................................     8
     2.10     Indemnification.......................................     8
     2.11     Reports Under Securities Exchange Act of 1934.........    10
     2.12     Form S-3 Registration.................................    10
     2.13     Assignment of Registration Rights.....................    11
     2.14     "Market Stand-Off" Agreement..........................    12
     2.15     Termination of Registration Rights....................    12

Section 3.  Miscellaneous ..........................................    12
      3.1     Assignment............................................    12
      3.2     Third Parties.........................................    12
      3.3     Governing Law.........................................    12
      3.4     Counterparts..........................................    13
      3.5     Notices...............................................    13
      3.6     Severability..........................................    13
      3.7     Rights of Holders.....................................    13
      3.8     Delays or Omissions...................................    13
      3.9     Attorney's Fees.......................................    13

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the 9th day of November, 1995, by and among Giga Information Group, Inc., a Delaware corporation (the "Company"), the investors listed on Exhibit A hereto
                                                              ---------
(collectively, the "Investors") and those key members of the Company's management listed on Exhibit B hereto as may be designated from time to time by
                     ---------
the Board of Directors (collectively, the "Management Persons").

                                    RECITALS

          WHEREAS, as of the date hereof each of the Investors is acquiring the number of shares of the classes and series of the Company's capital stock set forth opposite its name on Exhibit A hereto;
                           ---------

          WHEREAS, as of the date hereof each of the Management Persons owns the number of shares of the classes and series of the Company's capital stock set forth opposite his or her name on Exhibit B hereto (which, collectively with any
                                  ---------
additional shares of the Company's securities acquired by the Management Persons after the date of this Agreement, shall be deemed to be "Management Shares");

          WHEREAS, the execution of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Series B Preferred Stock Purchase Agreement dated as of November 13, 1995 among the Company and the Investors (the "Series B Purchase Agreement");

          NOW, THEREFORE, the parties agree as follows:

     Section 1.  Amendment.
                 ---------

          1.1  Amendment and Waiver.  Except as expressly provided herein,
               --------------------
neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of all of (i) the Company, (ii) the Holders of at least a majority of the Registrable Securities, excluding the then outstanding Management Shares; and (iii) the Holders of at least a majority of the then outstanding Management Shares; provided further that the inclusion of additional purchasers of the Company's Common Stock, as agreed from time to time by the Company's Board of Directors, as "Management Persons" hereunder shall not be deemed an amendment to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities, and the Company.

     Section 2.  Registration Rights.
                 -------------------

          2.1  Definitions.  As used in this Agreement:
               -----------

          (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act") and the subsequent declaration or ordering of the effectiveness of such registration statement.

               (b) The term "Registrable Securities" means:

          (i) Management Shares, except for purposes of the registration rights set forth under Sections 2.2 and 2.12 to which the Management Persons shall not be entitled under this Agreement, except that the Management Persons may request the inclusion of the Management Shares held by them upon receipt of the notice from the Company to all Holders as specified in Section 2.2(a);

          (ii) the shares of Common Stock issuable or issued upon conversion of the Company's Series B Preferred Stock (the shares of Common Stock referred to in clauses (i) and (ii) hereof are collectively referred to hereafter as the "Stock"); and

          (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned;

provided, however, that:

          (i) Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) sold, assigned or otherwise transferred in a transaction in which the rights under this Section 2 have not been assigned in accordance with Section 2.13; and

          (ii) if the Company shall have consummated a Qualified Public Offering, Common Stock that is eligible to be sold pursuant to Rule 144(b) promulgated under the Securities Act (or any successor rule).

          (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

          (d) The term "Holder" means any person owning of record Registrable Securities who acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering or pursuant to Rule 144.

          (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (f) The term "Qualified Public Offering" means an underwritten initial public offering pursuant to a registration statement (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act) under the Securities Act covering the Company's Common Stock, which results in aggregate cash proceeds (prior to underwriters' commissions and expenses) to the Company and any selling stockholder of at least $15,000,000, and which has a public offering price of not less than $5.25 per share (as appropriately adjusted for stock splits, combinations, reclassifications and the like).

          (g) Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Series B Purchase Agreement.

          2.2  Requested Registration.
               ----------------------

          (a) If the Company shall receive at any time after the earlier of (i) November 1, 1999, or (ii) six (6) months after the effective date of the first registration statement for a Qualified Public Offering, a written request from the Holders of at least forty percent (40%) of the Registrable Securities then outstanding (excluding the Management Shares, for which the Management Persons shall not be entitled to initiate a request under this Section 2.2(a)), that the Company file a registration statement under the Securities Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (excluding the Management Shares), and for which the anticipated aggregate gross proceeds to the Company and any selling stockholder would exceed $5,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders (including Management Persons, who shall be entitled to request registration of the Management Shares held by them pursuant to this sentence) and shall, subject to the limitations of subsection 2.2(b), effect as soon as practicable, and in any event within ninety
(90) days
of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty
(20) days of the mailing of such notice by the Company in accordance with
Section 3.5.

          (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting that are held by Holders other than the Management Persons shall not be reduced unless all Management Shares are first entirely excluded from the underwriting; provided, further, that the number of shares of Registrable Securities (including Management Shares) to be included in such underwriting shall not be reduced unless all other securities proposed to be sold by persons other than the Holders (including the Management Persons) and the Company are first entirely excluded from the underwriting.

          (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 2.2 and, in any event, no more than one (1) such registration in any twelve (12) month period.

          (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating

Holders; provided, however, that the Company may not utilize this right more than twice in any twelve month period nor for a total of more than 120 consecutive days.

          2.3  Company Registration.  If the Company proposes to register
               --------------------
(including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar plan or in an SEC Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 2.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

          2.4  Obligations of the Company.  Whenever required under this Section
               --------------------------
2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the distribution contemplated in the Registration Statement has been completed (but not for more than 270 days).

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or, except as required under the Securities Act, to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

          (h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

          2.5  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          2.6  Expenses of Demand Registration. All expenses other than
               -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.2, including (without limitation), all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.2.

          2.7  Expenses of Company Registration.  The Company shall bear and pay
               --------------------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.3 for each Holder (which right may be assigned as provided in Section 2.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

          2.8  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 2.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders, provided that (i) if the number of shares of Registrable Securities to be included in any such offering shall be reduced, such reduction shall first be made by a reduction of the number of Management Shares to be so sold; (ii) the number of shares of Registrable Securities included in any such offering shall not be so reduced unless all other securities proposed to be sold by persons other than (A) the Holders (including the Management Persons), (B) the Company, and (C) Pari Passu Holders (as defined below) are first entirely excluded from the underwriting. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence. "Pari Passu Holders" means persons who are contractually entitled to inclusion in the offering, on a pari passu basis with the Holders, of shares of Common Stock issued or issuable to such persons, which shares will be subject to reduction of the number to be included in the registration on a pro rata basis with the Registrable Securities held by the Investors; provided that the Company may not grant such rights to Pari Passu Holders with respect to an aggregate of more than 50% of the number of Registrable Securities (excluding Management Shares) issued or issuable upon conversion of the aggregate number of Shares of the Company's Series B Preferred Stock issued pursuant to the Series B Purchase Agreement without the written consent of the Holders of at least a majority of the Registrable Securities (excluding Management Shares).

          2.9  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          2.10 Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 2:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will pay as incurred to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 2.10(b) exceed the gross proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section
2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, only if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.10.

          (d) The obligations of the Company and Holders under this Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          2.11 Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          2.12  Form S-3 Registration.  In case the Company shall receive from
                ---------------------
any Holder or Holders owning in the aggregate at least 20% of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, effect such registration and all such qualifications as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.12, (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 2.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the six month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this
Section 2.12; (5) if the Company has already effected a total of six registrations on Form S-3 for the Holders pursuant to this Section 2.12; or (6) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 2.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees, auditing expenses and the fees and disbursements of counsel for the Company shall be borne by the Company, but excluding underwriting discounts and commissions relating to Registrable Securities and the fees and disbursements of counsel to the selling Holder or Holders. Registrations effected pursuant to this
Section 2.12 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2 or 2.3.

          2.13 Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of all of such Holder's Registrable Securities or at least 400,000 shares (as adjusted to reflect stock splits, stock dividends or recapitalizations) of such securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The foregoing 400,000 share limitation shall not apply, however, to transfers by a Holder to stockholders, partners or retired partners of the Holder, or to spouses, ancestors, lineal descendants and siblings of the Holder, if all such transferees or assignees of a single Holder agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Section 2.

          2.14 "Market Stand-Off" Agreement.  The Holder hereby agrees that
                ---------------------------
during the period of duration specified by the Company and an underwriter of Company Common Stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

          (a) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

               (b) such market stand-off period shall not exceed 180 days.

     To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          2.15 Termination of Registration Rights.  No Holder shall be entitled
               ----------------------------------
to exercise any right provided for in this Section 2 after the later of (a) three (3) years following the consummation of a Qualified Public Offering or (b) such time following the Company's initial public offering as such Holder is entitled under Rule 144 to dispose of all the Registrable Securities held by such Holder during any 90-day period.


     Section 3. Miscellaneous.
                -------------

          3.1  Assignment.  Subject to the provisions of Section 2.13 hereof,
               ----------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

          3.2  Third Parties.  Nothing in this Agreement, express or implied, is
               -------------
intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

          3.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of New York in the United States of America as applied to agreements among New York residents entered into and to be performed entirely within New York.

          3.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.5  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

          3.6  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

          3.7  Rights of Holders.  Each holder of Registrable Securities shall
               -----------------
have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

          3.8  Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          3.9  Attorney's Fees.  If any action at law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

COMPANY:

GIGA INFORMATION GROUP, INC.
a Delaware corporation



By: /s/ Gideon Gartner
   -------------------------

Title:
      ----------------------

MANAGEMENT PERSONS:


  /s/ Gideon Gartner
- ----------------------------
     (Gideon Gartner)

  /s/ David Gilmour
- ----------------------------
     (David Gilmour)

                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

THE INVESTORS:
- -------------

Name of Investor:


Neill & Linda Brownstein
- ------------------------



By:/s/ Neill & Linda Brownstein
   ----------------------------


Name of Investor:


Todd D. Brownstein
- ------------------



By:/s/ Todd D. Brownstein
   ----------------------


Name of Investor:


Emily G. Hamilton
- -----------------



By: /s/ Neill H. Brownstein
   ------------------------
   Father


Name of Investor:


Will P. Gordon
- --------------



By:/s/ Will P. Gordon
   ------------------


Name of Investor:


Robert E. Cook
- --------------



By: /s/ Robert E. Cook
   -------------------

Name of Investor:


Christopher J. DiVecchio
- ------------------------



By:/s/ Christopher J. DiVecchio
   ----------------------------


Name of Investor:


Martin P. DuRoss
- ----------------



By:/s/ Martin P. DuRoss
   --------------------


Name of Investor:


Harry Edelson
- -------------



By:/s/ Harry Edelson
   -----------------


Name of Investor:


Edelson Technology Partners III
- -------------------------------



By:/s/ Harry Edelson
   -----------------

Name: Harry Edelson
     --------------

Title: General Partner
       ---------------


Name of Investor:


Richard J. Foudy
- ----------------



By:/s/ Richard J. Foudy
   --------------------

Name of Investor:


Gilo Family Partnership
- -----------------------



By:/s/ Davidi Gilo
   ---------------

Name: Davidi Gilo
      -----------

Title:  President of Davidi and Shamaja
        -------------------------------
        Gilo Inc., General Partner
        --------------------------


Name of Investor:


Michael J. Kolesar
- ------------------



By:/s/ Michael J. Kolesar
   ----------------------


Name of Investor:


John B. Landry
- --------------



By:/s/ John B. Landry
   ------------------


Name of Investor:


Derek Lemke-von Ammon
- ---------------------



By:/s/ Derek Lemke-von Ammon
   -------------------------

Name of Investor:

RRE GIGA INVESTORS II, L.P.
By:  RRE PARTNERS, L.L.C.,
       as General Partner
       ------------------

     By:  RRE Investors, L.L.C.,
          as Managing Member

By:/s/ Stuart J. Ellman
   --------------------

Name: Stuart J. Ellman
     -----------------

Title:  Class A Member
        --------------


Name of Investor:


Cornelius T. Ryan
- -----------------



By:/s/ Cornelius T. Ryan
   ---------------------


Name of Investor:


Frederick G. Smith
- ------------------



By:/s/ Frederick G. Smith
   ----------------------


Name of Investor:


Susan Tracy Wheeler
- -------------------



By:/s/ Susan Tracy Wheeler
   -----------------------

Name of Investor:



Adam J. Brownstein
- ------------------


By: /s/ Adam J. Brownstein
   -----------------------

Name: Adam J. Brownstein
     -------------------


Name of Investor:

21st Century Communications Partners, L.P.
By: Infomedia Associates, Ltd., a General Partner


By: /s/ Irwin Lieber
   -----------------
        Irwin Lieber
Title:  Treasurer


21st Century Communications Foreign Partners, L.P.
By: Infomedia Associates, Ltd., a General Partner


By: /s/ Irwin Lieber
   -----------------
        Irwin Lieber
Title:  Treasurer


21st Century T-E Partners, L.P.
By: Infomedia Associates, Ltd., a General Partner


By: /s/ Irwin Lieber
   -----------------
        Irwin Lieber
Title:  Treasurer


Name of Investor:


Executive Technology L.P.
- -------------------------



By: /s/ Seymour L. Goldblatt
   -------------------------------------

Title: President of S/2/ Technology Corp
      ----------------------------------
       which is the General Partner of
       Executive Technology L.P.

Name of Investor:


Monstol Investments NV
- ----------------------


By: /s/ Seymour L. Goldblatt
   ---------------------------------
        Seymour L. Goldblatt
Title:
      ------------------------------
      President S/2/ Technology Corp


Name of Investor:


Core Technology Fund Inc.
- -------------------------


By: /s/ Seymour L. Goldblatt
   -------------------------
        Seymour L. Goldblatt
Title:
      ----------------------
      Managing Director


Name of Investor:


Sci-Tech Investment Partners L.P.
- ---------------------------------------


By: /s/ Seymour L. Goldblatt
   ------------------------------------
        Seymour L. Goldblatt
Title:
      ---------------------------------
      President of S/2/ Technology Corp
      which is the General Partner
      of SciTech Investment Ptr.


Name of Investor:


The Matrix Technology Group NV
- ------------------------------


By: /s/ Seymour L. Goldblatt
   -------------------------
        Seymour L. Goldblatt
Title:
      ----------------------
      Managing Director

Name of Investor:


Yale University
- ---------------


By: /s/ Seymour L. Goldblatt
   ---------------------------------
        Seymour L. Goldblatt
Title:
      ------------------------------
      President S/2/ Technology Corp


Name of Investor:


Yale University Retirement Plan for Staff Employees
- ---------------------------------------------------


By: /s/ Seymour L. Goldblatt
   ----------------------------------
        Seymour L. Goldblatt
Title:
      -------------------------------
      President, S/2/ Technology Corp


Name of Investor:


SG Partners, L.P.
- -----------------


By: /s/ Seymour L. Goldblatt
   ------------------------------------
        Seymour L. Goldblatt
Title:
      ---------------------------------
      President of S/2/ Technology Corp
      which is the General Partner
      of SG Partners L.P.


Haussmann Holdings


By: /s/ Dana Schmidt
   -----------------
Title: PRINCIPAL
      --------------


Montgomery Growth Partners, L.P.

By: Montgomery Asset Management, L.P., Its General Partner
   -------------------------------------------------------


By: /s/ Dana Schmidt
   -----------------
Title: PRINCIPAL
      --------------


Montgomery Growth Partners II, L.P.

By: /s/ Keith High
   -------------------
Title: GENERAL PARTNER
      ----------------

Nosrob Investments, Ltd.


By: /s/ Dana Schmidt
   -----------------
Title: PRINCIPAL
      --------------


Quota Fund, N.V.


By: /s/ Dana Schmidt
   -----------------
Title: PRINCIPAL
      --------------



Montgomery Small Cap Partners III, L.P.


By: /s/ Keith High, Its General Partner
   ----------------

By: KEITH HIGH
   ------------------------------------

TITLE: GENERAL PARTNER
      ---------------------------------

RRE Giga Investors, L.P.


By: RRE Investors L.L.C., its General Partner

By: /s/ Stuart Ellman
   ------------------------------------

Title: Managing Director
      ---------------------------------

Lagunitas Partners, L.P.


By: /s/ John D. Gruber, its General Partner
   --------------------



Gruber & McBaine International


By: /s/ J. Patterson McBaine
   -------------------------


Jon D. Gruber


/s/ John D. Gruber
- ----------------------------
(Jon D. Gruber)


J. Patterson McBaine


/s/ J. Patterson McBaine
- ----------------------------
(J. Patterson McBaine)


Kensington Partners L.P.


By: /s/ Richard Keim, its General Partner
   ------------------

By: Dick Keim

Title: G.P.
      ----------------------------------

Acorn Investment Trust

By: /s/ Ralph Wanger
   -------------------------------------
        Ralph Wanger

Title: President

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                   EXHIBIT A
                                   ---------

                                   INVESTORS

21st Century Communications Partners, L.P.   Sci-Tech Investment Partners, L.P.
767 5th Avenue                               c/o S/2/ Technology
New York, NY  10153                          515 Madison Avenue, Suite 4200
Attention:  Irwin Lieber                     New York, NY  10022
                                             Attention:  Sy Goldblatt

21st Century Communications                  The Matrix Technology Group, N.V.
 Foreign Partners, L.P.                      c/o S/2/ Technology
767 5th Avenue                               515 Madison Avenue, Suite 4200
New York, NY  10153                          New York, NY  10022
Attention:  Irwin Lieber                     Attention:  Sy Goldblatt

21st Century Communications                  Yale University
 T-E Partners, L.P.                          c/o S/2/ Technology
767 5th Avenue                               515 Madison Avenue, Suite 4200
New York, NY  10153                          New York, NY  10022
Attention:  Irwin Lieber                     Attention:  Sy Goldblatt

Montsol Investments N.V.                     Yale University Retirement Plan for
c/o S/2/ Technology                          Staff Employees
515 Madison Avenue, Suite 4200               c/o S/2/ Technology
New York, NY  10022                          515 Madison Avenue, Suite 4200
Attention:  Sy Goldblatt                     New York, NY  10022
                                             Attention:  Sy Goldblatt

Executive Technology L.P.                    SG Partners L.P.
c/o S/2/ Technology                          c/o S/2/ Technology
515 Madison Avenue, Suite 4200               515 Madison Avenue, Suite 4200
New York, NY  10022                          New York, NY  10022
Attention:  Sy Goldblatt                     Attention:  Sy Goldblatt

Core Technology Fund Inc.                    Acorn Fund Investment Trust
c/o S/2/ Technology                          c/o Wanger Asset Mgmt.
515 Madison Avenue, Suite 4200               227 West Monroe Street
New York, NY  10022                          Chicago, IL  60606
Attention:  Sy Goldblatt                     Attention:  Ralph Wanger

Montgomery Small Cap Partners III, L.P.      Derek Lemke-von Ammon
c/o Fiduciary Trust (Cayman) Limited         c/o Montgomery Securities
One Capital Place                            600 Montgomery Street
P.O. Box 1062                                San Francisco, CA  94111
George Town, Grand Cayman, Cayman
 Islands
Attention:  Keith High


Quota Fund N.V.                              Kensington Partners L.P.
c/o Montgomery Asset Management              237 Park Avenue
600 Montgomery Street                        New York, NY   10017
San Francisco, CA  94111                     Attention:  Dick Kline
Attention:  Dana Schmidt

Haussmann Holdings                           Lagunitas Partners, L.P.
c/o Montgomery Asset Management              c/o Gruber and McBaine Capital
600 Montgomery Street                        Management
San Francisco, CA  94111                     50 Osgood Place
Attention:  Dana Schmidt                     San Francisco, CA  94133

Montgomery Growth Partners, L.P.             Gruber & McBaine International
c/o Montgomery Asset Management              c/o Gruber and McBaine Capital
600 Montgomery Street                        Management
San Francisco, CA  94111                     50 Osgood Place
Attention:  Dana Schmidt                     San Francisco, CA  94133

Montgomery Growth Partners, II, L.P.         Jon D. Gruber
c/o Fiduciary Trust (Cayman) Limited         c/o Gruber and McBaine Capital
One Capital Place                            Management
P.O. Box 1062                                50 Osgood Place
George Town, Grand Cayman, Cayman            San Francisco, CA  94133
Islands
Attention:  Keith High

Nosrob Investments Ltd.                      J. Patterson McBaine
c/o Montgomery Asset Management              c/o Gruber and McBaine Capital
600 Montgomery Street                        Management
San Francisco, CA  94111                     50 Osgood Place
Attention:  Dana Schmidt                     San Francisco, CA  94133

Neill and Linda Brownstein                   Martin P. DuRoss
536 West Crescent Drive                      15120 Eclipse Drive
Palo Alto, CA  94301                         Manassas, VA  22111

Adam J. Brownstein                           Susan Tracy Wheeler
536 West Crescent Drive                      2 Bonnie Brook Road
Palo Alto, CA  94301                         Westport, Connecticut  06880

Todd D. Brownstein                           John B. Landry
536 West Crescent Drive                      62 Old Connecticut Path
Palo Alto, CA  94301                         Wayland, MA  01778

Will P. Gordon                               RRE Giga Investors II, L.P.
536 West Crescent Drive                      126 East 56th Street, 22nd Floor
Palo Alto, CA  94301                         New York, New York  10022
                                             Attention:  Mr. Stuart Ellman

Emily G. Hamilton                            Harry Edelson
536 West Crescent Drive                      Edelson Technology Partners
Palo Alto, CA  94301                         Whiteweld Centre
                                             300 Tice Boulevard
                                             Woodcliff Lake,  NJ  07675

Richard J. Foudy                             Edelson Technology Partners III
780 Cedar Brook Lane                         Whiteweld Centre
Soutport, CT  06490                          300 Tice Boulevard
                                             Woodcliff Lake, NJ  07675

Cornelius T. Ryan                            Attention:  Mr. Harry Edelson
315 Post Road West                           Derek Lemke-von Ammon
Westport, CT  06880                          Montgomery Securities
                                             600 Montgomery Street
                                             San Francisco, CA  94111

Frederick G. Smith                           Gilo Family Partnership
435 East 57th Street, Apt. 5C                100 Why Worry Lane
New York, NY  10022                          Woodside, CA  94062
                                             Attention:  Davidi Gilo

Michael J. Kolesar                           Robert E. Cook
Giga Information Group, Inc.                 572 Park Avenue, 2nd Floor
1 Longwater Circle                           Park City, UT  84060
Norwell, MA  02061

Christopher J. DiVecchio
254 Main Street, #1C
Southport, CT  06490

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                   EXHIBIT B
                                   ---------

                               MANAGEMENT PERSONS

                                 Gideon Gartner
                                 David Gilmour

                                      B-1